Supplement to the May 1, 2011 Prospectus, as supplemented,
                        for the following products:

                        Spinnaker Variable Annuity
                    Spinnaker Advisor Variable Annuity

                   Supplement dated September 8, 2011

The disclosure set forth below replaces the information under the heading "Defined Terms" found in the prospectus.

Home Office	Symetra Life's principal place of business located at
		777 108th Ave NE, Suite 1200,  Bellevue, Washington  98004.
		All communications to Symetra Life should be directed as listed under Inquiries on page 7.


Effective September 14, 2011, the disclosure set forth below replaces the information under the section titled Inquiries found on page 7 of the prospectus.

INQUIRIES

If you need more information, please contact us at the following:



New Business:	For applications and initial Purchase Payments, please
		contact us at:

		Symetra Life Insurance Company
		PO Box  305154
		Nashville, TN 37230-5154

Account 	For general correspondence, all written communications,
Maintenance:	including additional Purchase Payments, and other
		transactional inquiries, please contact us at:

		Symetra Life Insurance Company
		PO Box  305156
		Nashville, TN 37230-5156


For Overnight 	Symetra Life Insurance Company
Mail:		100 Centerview Drive, Suite 100
		Nashville, TN 37214-3439

By Phone:	1-800-796-3872

On the 		http://www.symetra.com
Internet:

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                        Supplement to the May 1, 2011
          Statement of Additional Information, as supplemented,
                        for the following products:

                        Spinnaker Variable Annuity
                    Spinnaker Advisor Variable Annuity

                    Supplement dated  September 8, 2011


Effective September 14, 2011, for a copy of the prospectus please call 1-800-796-3872, or write to us at Symetra Life Insurance Company, PO Box 305156, Nashville, TN 37230-5156.